Consolidated Balance Sheets - USD ($)	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Current assets:
Cash and cash equivalents	$ 2,822,677	$ 3,444,952	$ 12,583,764
Other current assets	237,331	371,562	498,798
Total current assets	3,060,008	3,816,514	13,082,562
Property & equipment, net	0	50,000	837,867
Other long-term assets		0	496,269
Total assets	3,060,008	3,866,514	14,416,698
Current liabilities:
Accounts payable	298,050	377,956	739,850
Accrued expenses	428,394	625,890	1,008,077
Deferred revenue.		0	2,905,165
Notes payable - insurance	91,871	156,642	148,344
Total current liabilities	818,315	1,160,488	4,801,436
Total liabilities	818,315	1,160,488	4,801,436
Shareholders' equity:
Preferred stock	0	0	0
Common stock	76,573	71,411	69,829
Additional paid in capital	164,410,992	163,954,215	162,884,919
Accumulated deficit	(162,245,872)	(161,319,600)	(153,339,486)
Total shareholders' equity	2,241,693	2,706,026	9,615,262
Total liabilities and shareholders' equity	$ 3,060,008	$ 3,866,514	$ 14,416,698